SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 15, 2004 (January 15, 2004)
                  ____________________________________________
                Date of Report (Date of earliest event reported):


                                 RCN Corporation
                  ____________________________________________
             (Exact name of Registrant as specified in its charter)



         Delaware                   0-22825                   22-3498533
_______________________________________________________________________________
(State of Incorporation)     (Commission File No.)          (IRS Employer
                                                         Identification Number)

                               105 Carnegie Center
                            Princeton,NJ 08540-6215
         ______________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
            ________________________________________________________
              (Registrant's telephone number, including area code)



                                 Not Applicable

          (Former name or former address, if changed since last report)

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Item 5.     Other Events and Required FD Disclosure

         On January 15, 2004, RCN Corporation announced that in anticipation of a successful negotiation with its Senior Secured Lenders and an ad hoc committee of holders of its Senior Notes, it has chosen to defer the decision to make an interest payment scheduled to be made on January 15, 2004, of approximately $10.3 million with respect to its 10 1/8% Senior Notes due 2010. The press release with respect thereto is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

a)  Exhibits

         Exhibit 99.1 RCN Corporation Press Release, dated January 15, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 15, 2004


                                           RCN CORPORATION

                                           By: /s/ W. Terrell Wingfield, Jr.
                                           ----------------------------------
                                           W. Terrell Wingfield, Jr.
                                           General Counsel and Corporate
                                           Secretary


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EXHIBIT INDEX


Exhibit 99.1            RCN Corporation Press Release, dated January 15, 2004.